Supplement dated July 13, 2026 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

Investment Option Updates
This Supplement is to inform you that there is a change that will impact a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

Putnam VT Sustainable Leaders Fund – Portfolio Name Change:
Subject to shareholder approval, effective on or about October 5, 2026, all references to Putnam VT Sustainable Leaders Fund will be changed as follows:
Current Portfolio Name	New Portfolio Name
Putnam VT Sustainable Leaders Fund – Class IB	Putnam VT Focused U.S. Research Fund – Class IB

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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